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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                        Date of Report: February 13, 2001
                        (Date of earliest event reported)


                            JDS Uniphase Corporation
             (Exact name of Registrant as specified in its charter)

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
             Delaware                             0-22874                        94-2579683
-----------------------------------             ----------                    ------------------
(State or other jurisdiction                    (Commission                    (I.R.S. employer
     of incorporation)                          file number)                  identification no.)
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                210 Baypointe Parkway San Jose, California 95134
                ------------------------------------------------
           (Address of principal executive offices including Zip Code)


Registrant's telephone number, including area code       (408) 434-1800
                                                          -------------
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Item 7. Financial Statements and Exhibits.

Exhibit 99.1. Information contained in a script in connection with an investor presentation delivered by the officers of the Registrant on February 13, 2001 furnished pursuant to Item 9 of this Form 8-K.

Item 9. Regulation FD Disclosure.

     On February 13, 2001, officers of JDS Uniphase Corporation, a Delaware corporation (the "Registrant"), delivered an investor presentation that includes information contained in a script which is furnished as Exhibit 99.1 to this Report on Form 8-K and incorporated herein by reference.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            JDS UNIPHASE CORPORATION

                            By: /s/ Michael C. Phillips
                                ------------------------
                                Michael C. Phillips
                                Senior Vice President, Business Development,
                                General Counsel


Date:  February 13, 2001

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                                 EXHIBIT INDEX

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
Exhibit No.         Description
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
Exhibit 99.1        Script
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